
SKYH
NYSE
SkyHarbour
2025 Year End Earnings Webcast
March 19th, 2026
Chicago Dallas Denver Hartford Houston Los Angeles Miami Nashville New York Orlando Portland Phoenix Salt Lake City San Jose Seattle Trenton Washington

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future; Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts, and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 19, 2026, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

SkyHarbour

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 19, 2026, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

PRESENTERS



TAL KEINAN

Chief Executive Officer



FRANCISCO GONZALEZ

Chief Financial Officer



TIM HERR

Treasurer & SVP Finance



MICHAEL SCHMITT

Chief Accounting Officer



TORI PETRO

Accounting & Finance Manager



ANDREAS FRANK

Business Associate & Assistant Treasurer

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Construction Accelerating, Increasing Revenues

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS


(In millions)
350
300
250
200
150
100
50
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

QUARTERLY REVENUES


(In millions)
9
8
7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

OPERATING EXPENSES*


(In millions)
8
7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

SG&A**


(In millions)
7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

OPERATING RESULTS


(In millions)
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

NET CASH FLOW USED IN OPERATING ACTIVITIES


(In millions)
10
5
0
-5
-10
-15
-20
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

*Expenses represent only Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 10K

**SG&A represents Pursuit and marketing expenses, Employee compensation and benefits, and General and administrative expense lines in 10K

SKY HARBOUR CAPITAL - PABS OBLIGATED GROUP

Step Up in 2025 with Three New Campus Openings

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS


(In millions)
300
250
200
150
100
50
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

QUARTERLY REVENUES


(In millions)
4
3.5
3
2.5
2
1.5
1
0.5
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

OPERATING EXPENSES*


(In millions)
4
3.5
3
2.5
2
1.5
1
0.5
0
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

SG&A**


(In millions)
1.0
0.8
0.6
0.4
0.2
0.0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

OPERATING RESULTS


(In millions)
1
0.5
0
-0.5
-1
-1.5
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES


(In millions)
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
Q1 '22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

*Expenses represent only Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 4th Quarter SH Capital Report

**SG&A represents Pursuit and marketing expenses and General and administrative expense lines in in 4th Quarter SH Capital Report

ADJUSTED EBITDA

Reporting of Quarterly Adjusted EBITDA

Adjusted EBITDA defined as net income before:

(i) depreciation and amortization expense
(ii) interest expense
(iii) interest income
(iv) non-cash stock-based compensation expense
(v) non-cash gains and losses resulting from the change in fair value of our liability-classified warrants
(vi) non-cash operating lease expense
(vii) non-cash operating lease income
(viii) provision for income taxes
(ix) Other non-cash expenses, including, but not limited to, the impairment of long-lived assets, gains or losses arising from the disposition of assets, losses on extinguishment of debt, and other non-cash non-operating expenses.

	FY'23	FY'24	FY'25	Q4'25
Net Income (Loss)	**(25,441)**	**(53,683)**	**7,321**	**6,744**
Add (subtract):				
Depreciation and amortization	2,278	2,706	6,294	1,942
Interest expense	541	715	1,359	808
Interest income and realized gain from sales of available-for-sale securities	(737)	(1,961)	(846)	37
Change in fair value of warrant liabilities	8,644	34,515	(35,861)	(13,586)
Stock-based compensation	2,259	3,918	5,769	1,218
Non-cash operating lease expense	2,121	4,651	7,301	2,014
Non-cash operating lease income	(239)	(109)	(980)	(213)
Adjusted EBITDA	**(10,574)**	**(9,248)**	**(9,643)**	**(1,036)**

supplemental in nature and a financial measure not calculated in accordance with GAAP.

LEASING UPDATE

Campuses in Operation, Lease-Up, and Pre-Lease

Preliminary data as of March 16th, 2026

	STABILIZED CAMPUSES					CAMPUSES IN INITIAL LEASE-UP				PRE-LEASING
	SGR	BNA	OPF 1	SJC	CMA	BFI	DVT 1	ADS 1	APA 1	IAD 1+BDL+OPF2
Revenue Run Rate	**$1.4mm**	**$5.4mm**	**$6.5mm**	**$5.1mm**	**$5.4mm**	**$1.0mm**	**$2.5mm**	**$2.2mm**	**$1.5mm**	—
Rentable SF[1]	66,080	149,069	160,092	50,431	194,733	92,495	134,270	118,602	130,664	390,081
Economic Occupancy[2]	100%	104%	98%	132%	102%	39%	77%	84%	35%	N/A
High[3]	$21.64	$40.16	$50.00	$88.17	$34.60	$36.27	$35.60	$39.50	$41.10	$50.01
Average[4]	**$21.74**	**$34.98**	**$41.24**	**$76.62**	**$27.32**	**$28.43**	**$24.45**	**$22.04**	**$33.55**	**$44.85**
Low[3]	$21.64	$32.50	$35.47	$45.70	$20.50	$26.12	$12.60	$10.93	$14.36	$37.35

Campuses in initial lease-up: *Contracted*

Pre-leasing: *Rent only (fuel not included)*

Re-Lease Update

SF re-leased in 2025	116,054
% Revenue Escalation[5]	22%

[1] *(RSF) Based on constructed hangar square feet*
[2] *Measures leased aircraft SF/Rentable SF*
[3] *High and low refer to range of contracted lease rates*
[4] *Current revenue run rate divided by occupied SF and economic occupancy*
[5] *Revenue escalation among re-leases weighted by SF excluding Sugarland re-leases for 2025*

This slide includes metrics, including annualized revenue run rate and revenue per square foot, to help us evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.
The revenue run rate for stabilized campuses is calculated as the sum of (i) rental revenue earned in the last month of the fiscal period multiplied by twelve and (ii) fuel revenue earned during the last quarter of the fiscal period multiplied by four.
Our key performance indicators may be calculated in a manner different than similar key performance indicators used by other issuers. These metrics are estimated operating metrics and not projections, nor actual financial results, and are not indicative of current or future performance.

SITE ACQUISITION

~4 million square feet of development in pipeline across 23 airports


Operating
Construction & Pre-Construction
Pre-Development


Sky Harbour Portfolio Square Footage in Operation and Development
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
1,096,436
1,149,271
1,914,737
4,160,444
In Operation
Fully Funded Construction Pipeline
Development Pipeline
Total Secured

Refinement of Target Terms

> Number of Airports
> > Square footage of revenue-producing hangar
> > > Total revenue available
> > > > Total NOI available

DEVELOPMENT UPDATE

Secured Portfolio Development Projection (not including future ground leases)

	2023	2024	2025	2026E	2027E	2028E
RSF under Construction	383,536	383,536	501,071	755,880	819,920	601,217
RSF Constructed	375,241	425,672	1,096,436	1,597,507	2,353,387	3,173,307

Upcoming Deliveries

Date	Campus	RSF
04/26	OPF 2	111,201
09/26	BDL 1	107,360
12/26	ADS 2	110,990
01/27	SLC 1	171,520
03/27	ORL 1	133,640
05/27	POU 1	85,760
9/27	TTN	128,640
10/27	PWK 1	128,640
10/27	IAD 1	171,520


In Development
Under Construction
Stabilizing
Stabilized

FULLY FUNDED PORTFOLIO 2 (EXPANDED) PLAN OF FINANCE

Projected Monthly Construction Spend and Facility Draws

Funding Construction of BDL, SLC, POU1, ORL1, TTN, PWK1, IAD1


$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Dec-25
Jan-26
Feb-26
Mar-26
Apr-26
May-26
Jun-26
Jul-26
Aug-26
Sep-26
Oct-26
Nov-26
Dec-26
Jan-27
Feb-27
Mar-27
Apr-27
May-27
Jun-27
Jul-27
Aug-27
Sep-27
Oct-27
Nov-27
Dec-27
Jan-28
Feb-28
Asset Contribution in Lieu of Equity
Series 2026 Proceeds
Corporate Contributions
JPM Draws

JP Morgan Expanded Draw Down Facility: $243mm

- Tax-Exempt
- Draw Down/Issuance as Needed
- Swapped to Fixed Interest Rate: 4.73%
- No Prepayment Penalty
- Delayed Equity Funding
- Optimized Timing of General Contracting
- Flexibility in Project Sequencing
- 5-Year Maturity

Series 2026 Bonds: $150mm

- Tax-Exempt
- 5 Year Maturity
- Call Option Starting Year 4
- Fixed Interest Rate: 6.00%
- Cap-I for 3 years
- Functions as Equity in JPM Facility
- Applicable to all Portfolio 2 projects
- Subordinate to OG and JPM Facility
- **3X Oversubscribed, 18 distinct institutional investors**

Portfolio 2 Sources of Funding

	J.P. Morgan	Series 2026	Total Debt	Corporate Contribution	Asset Contribution	Total Equity	Total Funding
Funding	$243m	$150m	$393m	$44m	$32m	$76m	$469m
% of Total	52%	32%	84%	9%	7%	16%	100%

SKY HARBOUR BOND YIELDS

Private Activity Bond (PABs) Performance, Series 2021 Long Bonds and Series 2026 Bonds (Subordinated Bonds)

CUSIPS:

- **74446DAJ7: Series 2021, 33-year, 4.25% Coupon**
- 74446DAH1: Series 2021, 20-year, 4.00% Coupon
- 74446DAG3: Series 2021, 15-year, 4.00% Coupon


6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
7/23/2025
8/23/2025
9/23/2025
10/23/2025
11/23/2025
12/23/2025
1/23/2026
2/23/2026

Series 2021 Long Bond, 33-Year, 4.00% Coupon

CUSIP:

- 74442PV28: Series 2026, 5-year, 6.00% Coupon


6.05%
6.00%
5.95%
5.90%
5.85%
5.80%
1/30/2026
2/2/2026
2/5/2026
2/8/2026
2/11/2026
2/14/2026
2/17/2026
2/20/2026
2/23/2026

Series 2026 Bonds, 5-Year, 6.00% Coupon

UNIT ECONOMICS WITH SUBORDINATED DEBT LEVERAGE

Lower Equity Requirement and Higher ROE

BASELINE **Pre-Subordinated Bonds** ~28% PRE-TAX ROE


$45/SF
~ $3/SF Gr. Rent
~ $6/SF OPEX
$39/SF Rent
$6 Fuel
$36/SF
$11 Sr.
$25/SF
Pre-Tax Income
$300/SF
PABS
$210/SF
70%
$90/SF
Equity
30%
$25 income
$90 equity
~28%
PRE-TAX ROE
Revenue
Income
Construction
ROE

ENHANCED **With Subordinated Bonds** ~68% PRE-TAX ROE


$45/SF
~ $3/SF Gr. Rent
~ $6/SF OPEX
$39/SF Rent
$6 Fuel
$36/SF
$10.25
Sr Interest
$5.25
Sub Interest
$20.50/SF
Pre-Tax Income
$300/SF
JPM
$195/SF
65%
(~5%) int.
Sub Bonds
$75/SF
25%
(7%) int.[2]
$30/SF
Equity
10%
$20.5 Income
$30 equity
~68%
PRE-TAX ROE
Revenue
Income
Construction
ROE

[1] Charts depict illustrative full-stabilized Sky Harbour unit economics. Actual results may vary based on construction costs, lease-up timing, financing terms, and market conditions. Not a guarantee of future performance.

[2] 6% bond interest + drag of ~1% given capitalized interest and debt service reserve fund

PERMANENT CAPITAL: KEY TO PRUDENT FUNDING OF GROWTH CAPITAL OPPORTUNISTICALLY

Growth Capital

INTERNALLY GENERATED CASH FLOW

In lieu of a portion or all dividends in the early years

SKYH HOLDING COMPANY EQUITY

Public ATM or marketed offerings

PIPEs

UPFRONT LEASE PAYMENTS

Long Term Tenant Leases

Upfront Cash Payment

Realization of Asset Value

PRIVATE ACTIVITY TAX-EXEMPT DEBT

Bank Facility

Medium to Long-term PABs

Possibility of additional tranches

US Treasuries, Cash and Committed Bank Facility

(In thousands)

~$398.5 Million


Cash, $37,025
Treasuries, $11,447
Series 2026 Bonds, $150,000
JPM Warehouse Facility, $200,000[1]

[1] The JPM Facility is expandable to an aggregate amount of $300mm subject to credit approval.

Q4 HIGHLIGHTS





01

SITE ACQUISITION

- 2025 guidance met
- Exceeded through same-field expansion
- **Refining guidance metrics**

02

DEVELOPMENT

- **Program On time, On Budget**
- Preparations for Q2 Scale-up in place
- Cost per square foot continues lower

03

LEASING

- **Revenue run-rate growth QOQ**
- Re-Lease revenue step-ups
- Preleasing program in place

04

OPERATIONS

- First phase 2 operation ready – OPF 2
- Industry-recognized service offering in place
- **OPEX efficiency program underway**

"Sky Harbour gives us dedicated space, a line crew we trust, and complete control of our aircraft — it's the next best thing to having our own facility." - Chief Pilot, DVT Resident

"The line crew is well-trained and always out on the ramp. We never have to go looking for support — they're always there when we need them." - Director of Maintenance, APA Resident

LOOKING FORWARD

Focus on Scale



01

SITE ACQUISITION

- Max NOI capture
- Same-Metro expansion
  - Intimate market knowledge
  - Operational efficiencies

02

DEVELOPMENT

- Prototype Program
  - Higher quality
  - Lower lifecycle cost
  - Lower development cost
- Preparing for 2027 surge

03

LEASING

- Short term: Meet SQFTage surge
- Order of operations:
  - New campuses to 100%
  - New campuses to market rents
  - Legacy campus revenue enhancement
- Long term: Meet surge = team growth

04

OPERATIONS

- Defense: Bulletproof safety, security, efficiency
- Offense: Continue innovating and widening value gap
- 2026 OPEX Efficiency Program



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Contact Us: investors@skyharbour.group